November Announcement Telenav 7 th Q1 FY20Earnings , 2019 © 2019

Forward-looking Statements

This supplemental investor presentation contains forward-looking statements that are based on Telenav management's beliefs and assumptions and on information currently available to its management. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others: Telenav's ability to develop and implement products for Ford, GM and Toyota and to support Ford, GM and Toyota and their customers; the impact of Ford's recent announcement regarding the elimination of various sedans in North America over the near term; the impact of tariffs on sales of automobiles in the United States and other markets; Telenav's success in extending its contracts for current and new generation of products with its existing automobile manufacturers and tier ones, particularly Ford; the impact of GM's announcement regarding Google Automotive Services; Telenav's ability to achieve additional design wins and the delivery dates of automobiles including Telenav's products; adoption by vehicle purchasers of Scout GPS Link; Telenav's dependence on a limited number of automobile manufacturers and tier ones for a substantial portion of its revenue and the impact of labor stoppages on those automobile manufacturers' and tier ones' ability to produce vehicles; reductions in demand for automobiles; potential impacts of automobile manufacturers and tier ones including competitive capabilities in their vehicles such as Apple CarPlay and Android Auto; Telenav's continued reporting of losses and operating expenses in excess of expectations; Telenav's ability to acquire certification for automobile SPICE and other contractual obligations with customers; failure to reach agreement with customers for awards and contracts on products and services in which Telenav has expended resources developing; competition from other market participants who may provide comparable services to subscribers without charge; the timing of new product releases and vehicle production by Telenav's automotive customers, including inventory procurement and fulfillment; possible warranty claims, and the impact on consumer perception of its brand; Telenav's ability to perform under its initiatives with Amazon and Microsoft and benefit from those initiatives; the potential that Telenav may not be able to realize its deferred tax assets and may have to take a reserve against them; Telenav's reliance on its automobile manufacturers for volume and royalty reporting; the impact on revenue recognition and other financial reporting due to the amendment of contracts or changes in accounting standards; and macroeconomic and political conditions in the U.S. and abroad, in particular China. Telenav discusses these risks in greater detail in "Risk Factors" and elsewhere in its Form 10-K for the fiscal year ended June 30, 2019 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available at the SEC's website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's beliefs and assumptions only as of the date made. You should review the company's SEC filings carefully and with the understanding that actual future results may be materially different from what Telenav expect.

TELENAV © 2019

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Use of Non-GAAP Financial Measures

Telenav prepares its financial statements in accordance with generally accepted accounting principles for the United States, or GAAP. The non-GAAP financial measures such as billings, change in deferred revenue, change in deferred costs, adjusted EBITDA, and free cash flow included in this supplemental investor presentation are different from those otherwise presented under GAAP. Telenav has provided these measures in addition to GAAP financial results because management believes these non-GAAP measures help provide a consistent basis for comparison between periods that are not influenced by certain items and, therefore, are helpful in understanding Telenav's underlying operating results. These non-GAAP measures are some of the primary measures Telenav's management uses for planning and forecasting. These measures are not in accordance with, or an alternative to, GAAP and these non-GAAP measures may not be comparable to information provided by other companies.

To reconcile the historical GAAP results to non-GAAP financial metrics, please refer to the reconciliations in the financial tables included in this supplemental investor presentation.

Billings equals GAAP revenue recognized plus the change in deferred revenue from the beginning to the end of the applicable period. In connection with its presentation of the change in deferred revenue, Telenav has provided a similar presentation of the change in the related deferred costs. Such deferred costs primarily include costs associated with third party content and certain development costs associated with its customized software solutions whereby customized engineering fees are earned. As the company enters into more hybrid and brought-in navigation programs, deferred revenue and deferred costs become larger components of its operating results, so Telenav believes these metrics are useful in evaluating cash flows.

Telenav considers billings to be a useful metric for management and investors because billings drive revenue and deferred revenue, which is an important indicator of its business. There are a number of limitations related to the use of billings versus revenue calculated in accordance with GAAP. First, billings include amounts that have not yet been recognized as revenue or cost and may require additional services or costs to be provided over contracted service periods. For example, billings related to certain brought-in solutions cannot be fully recognized as revenue in a given period due to requirements for ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures, making comparisons between companies more difficult. Accordingly, when Telenav uses this measure, it attempts to compensate for these limitations by providing specific information regarding billings and how they relate to revenue calculated in accordance with GAAP.

Adjusted EBITDA measures GAAP net loss adjusted for discontinued operations and excluding the impact of stock-based compensation expense, depreciation and amortization, other income (expense) net, provision (benefit) for income taxes, and other applicable items such as legal settlements and contingencies and merger and acquisition, or M&A, transaction expenses, net of tax. Stock-based compensation expense relates to equity incentive awards granted to its employees, directors, and consultants. Legal settlements and contingencies represent settlements, offers made to settle, or loss accruals relating to litigation or other disputes in which Telenav is a party or the indemnitor of a party. M&A transaction expenses relate primarily to costs associated with transactions, such as the inMarket Transaction and the Grab Transaction.

Adjusted EBITDA, while generally a measure of profitability, can also represent a loss. Adjusted EBITDA is a key measure used by Telenav's management and board of directors to understand and evaluate Telenav's core operating performance and trends, to prepare and approve its annual budget and to develop short- and long-term operational plans. In particular, Telenav believes that the exclusion of the expenses eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of Telenav's core business. Accordingly, Telenav believes that adjusted EBITDA generally provides useful information to investors and others in understanding and evaluating our operating results in the same manner as Telenav's management and board of directors.

Free cash flow is a non-GAAP financial measure Telenav defines as net cash provided by (used in) operating activities, less purchases of property and equipment. Telenav considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash (used in) generated by its business after purchases of property and equipment.

In this supplemental investor presentation, Telenav has provided guidance for the second quarter of fiscal 2020 on a non-GAAP basis for billings and adjusted EBITDA. Telenav does not provide reconciliations of these forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to deferred revenue, deferred costs, stock-based compensation and tax provision (benefit), which are components of these non-GAAP financial measures. In particular, stock-based compensation is impacted by future hiring and retention needs, as well as the future fair market value of Telenav's common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these items will have a significant impact on Telenav's net loss per diluted share and tax provision (benefit). Accordingly, reconciliations of Telenav's forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

TELENAV © 2019

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K y M ssag s | Q1 FY20

Delivered a strong quarter and remained focused on our connected car platform strategy for sustainable growth and value creation

1

Delivered solid financial results

- ✓ **Five-year-high revenue quarter,** with total revenue of $64.5 million, up 39% Y/Y
- ✓ **Achieved first positive non-GAAP adjusted EBITDA in the last five years** of $0.4M
- ✓ **Improved productivity Y/Y,** with GAAP OPEX as percent of revenue down 9pts at 46%

2

Record high cash position

- ✓ **$122M** in total quarter-end cash on hand (cash, cash equivalents, and short-term investments)
- ✓ Current cash balance represents **over Half of Current TNAV Market Cap**
- ✓ Equity investments made in multiple companies to date of approximately **$18M**

3

Continued to execute on our connected car platform strategy to build up momentum for sustainable growth

- ✓ ***In Car SW/Service:***
  - Grew our connected car base to 16M and achieved #1 position in market share US (IHS)
  - Continue to make progress with VIVID, our full IVI (In Vehicle Infotainment) platform
  - Initiatives with **Amazon & MSFT**, to build the ecosystem to enhance our end user experience and value to OEMs
- ✓ ***In Car Commerce & Communication:***
  - ***InMarket*** – Scale towards $70m+ annual run rate; took equity stake in Q1'20 with exclusive partnership for in car ads.
  - Investment in ***Motion Auto***, an innovative location-based insurance company
- ✓ ***Road Intelligence:***
  - Closed a transaction with ***Grab*** in Q1'20, a leading transportation company in South East Asia
  - Investment in ***Moove.AI***, startup using AI/ML technology to provide road risk safety data

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TELENAV © 2019

Connected Car Platform Strategy I Build, Acquire & Partner

Building momentum via our flywheel strategy with laser focus on three growth engines to capitalize on a +$500B TAM



Serve More Cars
(1) IN CAR SW/SERVICE
(2) IN CAR COMMERCE & COMMUNICATION
Increase ARPU
(3) ROAD INTELLIGENCE
TELENAV CONNECTED CAR PLATFORM
» Location Based Intelligence (LBI)
» Big Data + AI
Margin Expansion with Higher Quality Service

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TELENAV | Proprietary and Confidential © 2019

Key Metrics 3 2 1 3 Non 2 periodsall for operations 1 discontinuedfor Adjusted Grew revenue, expanded gross generated margin, cash, and grew base installed GAAP measure - GAAPmeasure Gross Margin % Gross Margin Revenue $64M $77M +44% YoY +44% +2 pts YoY pts +2 YoY+39% Billings 43% 2 3 | Q1FY20 3 6 5 4 1 Adjusted EBITDAAdjusted 46% $0.4M $22M +$4M YoY+$4M - +$22M YoY 9 pts YoY9 pts OPEX FCF 2 of Rev of 3 2 9 8 7 TotalCash on Hand TotalInstalledBase Connected CarsConnected $ +52% YoY +52% YoY +50% +29% YoY+29% 16M 122 26M M 6 © 2019

Services $ Revenue Product $ Revenue Telenav Grew revenue both productexpanding while and grossservices margins Performance Overview Breakdown 1 Adjusted for discontinued operations for all periodsall for operations 1 discontinuedfor Adjusted GAAP areabove measuresAll $9.3 Revenue +39% y/y +38% y/y +47% y/y 55.2 64.5 million million million million Total Company Gross profit of 43% revenue,+2.4 pts y/y $ Gross profit 42% of 42% revenue,+1.1 pts y/y $ 48% of 48% revenue, +10.1 pts y/y $4.4 Gross profit 23.2 27.6 million million million Key Highlights Revenue Mix ➢ ➢ ➢ ➢ ➢ | FY20 Q1 revenue mix Services Q1 FY20 10.1pts Y/Y revenue 47% up $9.3M Y/Y;of Services 48% up GM% of 1.1pts Y/Y Product revenue Y/Y; $55.2M 38% up of 42% up GM% of 2.4pts Y/Y Total revenue 39% up Y/Y; $64.5M of up 43% GM% of margins while expanding arecord revenueDelivered quarter gross business business represented the overall 14% of 1 Services 14% 86% Product 7 © 2019

Key Financial Metrics | YoY

Five-year-high in Revenue, with significant growth across all financial metrics reflected

Revenue ($m)


$46.3
$64.5
Q1 FY19
Q1 FY20

Revenue is a GAAP measure
Billings is a non-GAAP measure
Adjusted for discontinued operations for all periods

Billings ($m)


$53.1
$76.6
Q1 FY19
Q1 FY20

Q1 FY20 includes $12.5M one-time billing associated with Grab licensing

Total Cash on Hand ($m)


$81.3
$121.8
Q1 FY19
Q1 FY20

Both charts represent Non-GAAP measures
Total Cash on Hand includes cash, cash equivalents, plus short-term investments
Adjusted for discontinued operations for all periods

Free Cash Flow ($m)


-$0.7
$21.7
Q1 FY19
Q1 FY20

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TELENAV © 2019

Q2 FY20Outlook © 2019

Q2 FY20Outlook Adjusted Adjusted EBITDA Net income/(loss) Operating expenses Gross margin % Billings Revenue November 2019) 7, Guidance (as of All measures above are GAAPexcept denoted bywhere a * (Non * * - GAAP) ($ ($ (dollars in millions) 43% to 45% $29 to $31 $60 to $62 $ 1.5) 4.5) 55 to ($ to ($ to $ 57 3.5) 6.5) 1 0 © 2019

Financial Financial Tables © 2019

Telenav, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value)
(unaudited)

	September 30, 2019	June 30, 2019
Assets		
Current assets:		
Cash and cash equivalents	$ 19,278	$ 27,275
Short-term investments	102,515	72,203
Accounts receivable, net of allowances of $7 and $7 at September 30, 2019 and June 30, 2019, respectively	52,973	69,781
Restricted cash	2,452	1,950
Deferred costs	19,416	18,752
Prepaid expenses and other current assets	4,281	3,784
Assets of discontinued operations, non-current	1,788	6,330
Total current assets	202,703	200,075
Property and equipment, net	5,304	5,583
Operating lease right-of-use assets	9,325	-
Deferred income taxes, non-current	798	998
Goodwill and intangible assets, net	15,483	15,701
Deferred costs, non-current	58,379	61,050
Other assets	18,977	1,414
Assets of discontinued operations, non-current	259	12,194
Total assets	$ 311,228	$ 297,015

	September 30, 2019	June 30, 2019
Liabilities and stockholders' equity		
Current liabilities:		
Trade accounts payable	$ 17,804	$ 16,061
Accrued expenses	38,365	48,899
Operating lease liabilities	3,566	-
Deferred revenue	43,073	31,270
Income taxes payable	635	800
Liabilities of discontinued operations	1,876	3,373
Total current liabilities	105,319	100,403
Deferred rent, non-current	-	1,266
Operating lease liabilities, non-current	7,011	-
Deferred revenue, non-current	104,184	103,865
Other long-term liabilities	639	811
Liabilities of discontinued operations, non-current	107	30
Commitments and contingencies	—	—
Stockholders' equity:		
Preferred stock, $0.001 par value: 50,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value: 600,000 shares authorized; 48,566 and 46,911 shares issued and outstanding at September 30, 2019 and June 30, 2019, respectively	49	47
Additional paid-in capital	192,055	182,349
Accumulated other comprehensive loss	(1,729)	(1,477)
Accumulated deficit	(96,407)	(90,279)
Total stockholders' equity	93,968	90,640
Total liabilities and stockholders' equity	$ 311,228	$ 297,015

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Telenav, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Revenue:		
Product	$ 55,183	$ 39,930
Services	9,272	6,322
Total revenue	64,455	46,252
Cost of revenue:		
Product	31,989	23,588
Services	4,862	3,954
Total cost of revenue	36,851	27,542
Gross profit	27,604	18,710
Operating expenses:		
Research and development	20,663	18,492
Sales and marketing	1,946	1,703
General and administrative	7,287	5,450
Total operating expenses	29,896	25,645
Loss from operations	(2,292)	(6,935)
Other income, net	561	1,590
Loss from continuing operations before provision for income taxes	(1,731)	(5,345)
Provision for income taxes	411	740
Loss from continuing operations	(2,142)	(6,085)
Discontinued operations:		
Income (loss) from operations of Advertising business, net of tax	832	(1,485)
Loss from sale of Advertising business	(4,818)	-
Loss on discontinued operations	(3,986)	(1,485)
Net loss	$ (6,128)	$ (7,570)
Basic and diluted loss per share:		
Loss from continuing operations	$ (0.04)	$ (0.14)
Net loss	$ (0.13)	$ (0.17)
Weighted average shares used in computing basic and diluted loss per share	47,780	45,018

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TELENAV © 2019

Telenav, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Operating activities		
Net loss	$ (6,128)	$ (7,570)
Loss on discontinued operations	3,986	1,485
Loss from continuing operations	(2,142)	(6,085)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:		
Stock-based compensation expense	1,752	2,048
Depreciation and amortization	922	1,010
Operating lease amortization net of accretion	544	-
Accretion of net premium on short-term investments	12	5
Unealized gain on non-marketable equity investments	-	(1,259)
Realized loss on non-marketable equity investments	100	-
Other	1	-
Changes in operating assets and liabilities:		
Accounts receivable	16,653	(252)
Deferred income taxes	171	198
Deferred costs	1,979	(4,381)
Prepaid expenses and other current assets	(502)	369
Other assets	28	(35)
Trade accounts payable	1,738	3,267
Accrued expenses and other liabilities	(10,259)	(2,467)
Income taxes payable	(152)	149
Deferred rent	-	37
Operating lease liabilities	(897)	-
Deferred revenue	12,221	6,842
Net cash provided by (used in) operating activities	22,169	(554)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Investing activities		
Purchases of property and equipment	(461)	(99)
Purchases of short-term investments	(41,418)	(10,624)
Purchases of long-term investments	(2,000)	-
Proceeds from sales and maturities of short-term investments	11,052	10,865
Net cash provided by (used in) investing activities	(32,827)	142
Financing activities		
Proceeds from exercise of stock options	8,306	24
Tax withholdings related to net share settlements of restricted stock units	(832)	(1,206)
Net cash provided by (used in) financing activities	7,474	(1,182)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(336)	(239)
Net decrease in cash, cash equivalents and restricted cash	(3,520)	(1,833)
Net cash used in discontinued operation	(3,975)	(1,740)
Cash, cash equivalents and restricted cash, beginning of period	29,225	20,099
Cash, cash equivalents and restricted cash, end of period	$ 21,730	$ 16,526
Supplemental disclosure of cash flow information		
Income taxes paid, net	$ 739	$ 166
Non-cash investing: Investment in LLC acquired in exchange for sale of Advertising business	$ 15,600	$ -
Cash flow from discontinued operations:		
Net cash used in operating activities	$ (3,569)	$ (1,740)
Net cash used in financing activities	(406)	-
Net cash transferred from continuing operations	3,975	1,740
Net change in cash and cash equivalent from discontinued operation	-	-
Cash and cash equivalent of discontinued operations, beginning of period	-	-
Cash and cash equivalent of discontinued operations, end of period	$ -	$ -
Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets		
Cash and cash equivalents	$ 19,278	$ 13,596
Restricted cash	2,452	2,930
Total cash, cash equivalents and restricted cash	$ 21,730	$ 16,526

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TELENAV © 2019

Telenav, Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
Reconciliation of Revenue to Billings

	Three Months Ended September 30,	
	2019	2018
Revenue	$ 64,455	$ 46,252
Adjustments:		
Change in deferred revenue	12,122	6,842
Billings	$ 76,577	$ 53,094

Telenav, Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
Reconciliation of Deferred Revenue to Change in Deferred Revenue
Reconciliation of Deferred Costs to Change in Deferred Costs

	Three Months Ended September 30,	
	2019	2018
Deferred revenue, September 30	$ 147,257	$ 81,380
Deferred revenue, June 30	135,135	74,538
Change in deferred revenue	$ 12,122	$ 6,842
Deferred costs, September 30	$ 77,795	$ 62,806
Deferred costs, June 30	79,802	58,425
Change in deferred costs(1)	$ (2,007)	$ 4,381

(1) Deferred costs primarily include costs associated with third-party content and in connection with certain customized software solutions, the costs incurred to develop those solutions. We expect to incur additional costs in the future due to requirements to provide ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs.

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TELENAV © 2019

Net loss Net Loss on discontinuedLoss operations Loss from continuing from Loss operations Adjustments: Adjusted EBITDA Stock-based compensation expense Depreciation andDepreciation amortization expense Other income, netOther income, Provision for income taxes income for Provision Unaudited Reconciliation of Non-GAAP Adjustments Unaudited Reconciliation Reconciliation of Net Loss to Adjusted to of Loss Net EBITDA Reconciliation (in thousands)(in Telenav, Inc. $ $ $ $ 2019 Three Months Ended (6,128) (2,142) 3,986 1,752 September 30, September (561) 922 411 382 $ $ $ $ 2018 (7,570) (6,085) (1,590) (3,877) 1,485 2,048 1,010 740 16 © 2019

Telenav, Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
Reconciliation of Net Loss to Free Cash Flow

	Three Months Ended September 30,	
	2019	2018
Net loss	$ (6,128)	$ (7,570)
Loss on discontinued operations	3,986	1,485
Loss from continuing operations	(2,142)	(6,085)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:		
Change in deferred revenue [(1)]	12,221	6,842
Change in deferred costs [(2)]	1,979	(4,381)
Changes in other operating assets and liabilities	6,780	1,266
Other adjustments [(3)]	3,331	1,804
Net cash provided by (used in) operating activities	22,169	(554)
Less: Purchases of property and equipment	(461)	(99)
Free cash flow	$ 21,708	$ (653)

[(1)] Consists of product royalties, customized software development fees, service fees and subscription fees.
[(2)] Consists primarily of third party content costs and customized software development expenses.
[(3)] Consist primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.

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